

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Pension Assets Partnership 1988-1, Ltd.'s balance sheet and statement of operations  contained in its Form 10-K for the year ended  December 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   DEC-31-1997
<CASH>                                         81,738
<SECURITIES>                                   0
<RECEIVABLES>                                  7,103
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               88,841
<PP&E>                                         1,561,711
<DEPRECIATION>                                 (1,402,381)
<TOTAL-ASSETS>                                 248,171
<CURRENT-LIABILITIES>                          1,216
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     246,955
<TOTAL-LIABILITY-AND-EQUITY>                   248,171
<SALES>                                        58,927
<TOTAL-REVENUES>                               61,672
<CGS>                                          0
<TOTAL-COSTS>                                  24,204<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                21,900
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            21,900
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   21,900
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


